EXHIBIT 99.1

ENDRA Life Sciences Announces Adjournment of

2023 Annual Meeting of Stockholders to July 25, 2023

All stockholders of record as of May 12, 2023 who have not yet voted are encouraged to vote

ANN ARBOR, Mich. (July 6, 2023) –ENDRA Life Sciences Inc. (NASDAQ: NDRA) (the “Company”), a pioneer of Thermo Acoustic Enhanced UltraSound (TAEUS®), today announced its 2023 Annual Meeting of Stockholders (the “Annual Meeting”), which was scheduled to be held this morning, was convened and adjourned, without any business being conducted, due to the lack of the required quorum.

As a result of the required quorum not being present, the Annual Meeting has been adjourned to 10:00 am, Eastern Time on Tuesday, July 25, 2023 (“Adjourned Annual Meeting”) to allow additional time for the Company’s stockholders to vote on the proposals set forth in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission (“SEC”) on May 24, 2023, and thereby satisfy the required quorum for the meeting. The Adjourned Annual Meeting will be conducted via a live webcast.

During the current adjournment period, the Company will continue to solicit votes from its stockholders with respect to the proposals set forth in the Company’s proxy statement.

Only stockholders of record as of the record date, May 12, 2023, are entitled to vote. Valid proxies previously submitted in respect of the Annual Meeting will be voted at the Adjourned Annual Meeting unless properly revoked, and stockholders who have previously submitted a valid proxy card or otherwise voted need not take any action unless they wish to change their vote.

The Company encourages all stockholders of record as of May 12, 2023 who have not yet voted, to do so.

Stockholders who have any questions or require any assistance with how to complete a proxy or who do not have the required materials, may call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Important Information

This material may be deemed to be solicitation material in respect of the Annual Meeting to be held on July 25, 2023. As discussed in the press release filed as an exhibit to this filing, the Company previously filed a definitive proxy statement with the SEC on May 24, 2023. BEFORE MAKING ANY VOTING DECISIONS, SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ADJOURNED MEETING. The definitive proxy statement has been mailed to stockholders who are entitled to vote at the Annual Meeting. No changes have been made in the proposals to be voted on by stockholders at the Annual Meeting. The Company’s proxy statement and any other materials filed by the Company with the SEC can be obtained free of charge at the SEC’s website at https://www.sec.gov/Archives/edgar/data/1681682/000165495423007157/ndra_def14a.htm.

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About ENDRA Life Sciences Inc.

ENDRA Life Sciences is the pioneer of Thermo Acoustic Enhanced UltraSound (TAEUS®), a ground-breaking technology being developed to visualize tissue like MRI, but at 1/50th the cost and at the point of patient care. TAEUS® is designed to work in concert with the more than 700,000 ultrasound systems in use globally today. TAEUS® is initially focused on the measurement of fat in the liver as a means to assess and monitor Non-Alcoholic Fatty Liver Disease (NAFLD) and Non-Alcoholic Steatohepatitis (NASH), chronic liver conditions that affect over two billion people globally, and for which there are no practical diagnostic tools. Beyond the liver, ENDRA is exploring several other clinical applications of TAEUS®, including visualization of tissue temperature during energy-based surgical procedures. For more information, please visit www.endrainc.com.

Forward-Looking Statements

All statements in this press release that are not based on historical fact are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of terms such as “approximate,” “anticipate,” “attempt,” “believe,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “hope,” “intend,” “may,” “plan,” “possible,” “potential,” “project,” “seek,” “should,” “will,” “would,” or other comparable terms (including the negative of any of the foregoing), although some forward-looking statements are expressed differently. Examples of forward-looking statements for ENDRA include, among others: estimates of the timing of future events and anticipated results of our development efforts, including the timing of submission for and receipt of required regulatory approvals and product launches; statements relating to future financial position and projected costs and revenue; expectations concerning ENDRA’s business strategy; and statements regarding ENDRA’s ability to find and maintain development partners. Forward-looking statements involve inherent risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements as a result of various factors including, among others: the ability to raise additional capital in order to continue as a going concern; the ability to obtain regulatory approvals necessary to sell ENDRA medical devices in certain markets in a timely manner, or at all; the ability to develop a commercially feasible technology and its dependence on third parties to design and manufacture its products; the impact of COVID-19 on ENDRA’s business plans; the ability to find and maintain development partners; market acceptance of ENDRA’s technology and the amount and nature of competition in its industry; ENDRA’s ability to protect its intellectual property; and the other risks and uncertainties described in the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of the Company’s most recent Annual Report on Form 10-K and in subsequent Quarterly Reports on Form 10-Q filed with the SEC. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements made in this press release speak only as of the date of issuance, and ENDRA assumes no obligation to update any such forward-looking statements to reflect actual results or changes in expectations, except as otherwise required by law.

Company Contact:

Irina Pestrikova

Senior Director, Finance

investors@endrainc.com

www.endrainc.com

Investor Relations Contact:

Yvonne Briggs

LHA Investor Relations

(310) 691-7100

ybriggs@lhai.com

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